      As filed with the Securities and Exchange Commission on May 14, 1999
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    THQ INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                                      13-3541686
    (State or Other Jurisdiction                         (I.R.S. Employer
 of Incorporation or Organization)                      Identification No.)

                          5016 North Parkway Calabasas
                           Calabasas, California 91302
             (Address of Principal Executive Offices with Zip Code)

                       GAMEFX, INC. 1997 STOCK OPTION PLAN
                              (Full Title of Plan)

                                BRIAN J. FARRELL
                      President and Chief Executive Officer
                                    THQ Inc.
                          5016 North Parkway Calabasas
                           Calabasas, California 91302
                                 (818) 591-1310
                      (Name, Address and Telephone Number,
                   including Area Code, of Agent For Service)

                                   Copies to:

                             KENNETH H. LEVIN, Esq.
                                 Sidley & Austin
                              555 West Fifth Street
                          Los Angeles, California 90013

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
       TITLE OF                                     PROPOSED MAXIMUM        PROPOSED MAXIMUM
   SECURITIES TO BE           AMOUNT TO BE           OFFERING PRICE             AGGREGATE               AMOUNT OF
      REGISTERED               REGISTERED             PER SHARE(1)          OFFERING PRICE(1)      REGISTRATION FEE(1)
----------------------------------------------------------------------------------------------------------------------
  Common Stock, $0.01         4,935 shares               $24.0625                $118,748                 $33.01
       par value
======================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1993, as amended, based upon the exercise price of $24.0625, the average of the high and low prices of the above described shares on the NASDAQ National Market System on May 10, 1999 as reported by the National Association of Securities Dealers Automated Quotation System.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         Pursuant to General Instruction E to Form S-8, this registration incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-74747) filed by THQ Inc. (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") on March 19, 1999.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.  EXHIBITS


Exhibit
Number   Description of Exhibit

4.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form
         S-3 filed on January 9, 1998 (File No. 333-32221) (the "S-3
         Registration Statement")).

4.2 Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to Post-Effective Amendment No. 1 to the S-3 Registration
         Statement).

4.3 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998).

4.4      GameFx, Inc. 1997 Stock Option Plan (incorporated by reference to
         Exhibit 4.4 to the Registration Statement on Form S-8 filed on March
         19, 1999 (File No. 333-74747) (the "S-8 Registration Statement")).

4.5      GameFx, Inc. 1997 Stock Option Plan Amended and Restated Notice of
         Stock Option Grant (incorporated by reference to Exhibit 4.5 to the S-8
         Registration Statement).

5*       Opinion of Sidley & Austin.

23.1*    Consent of Deloitte & Touche LLP.

23.2*    Consent of Sidley & Austin (Included in Exhibit 5).

24.1*    Powers of Attorney (Set forth on the signature page hereto).

----------

* Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas and State of California on the 30th day of April, 1999.

                                      THQ Inc.

                                      By:  /s/ Brian J. Farrell
                                           -------------------------------------
                                           Brian J. Farrell, President
                                           and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature to the Registration Statement appears below hereby appoints Brian J. Farrell and Fred A. Gysi, and each of them, his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file, all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                      Title                           Date
---------                                      -----                           ----

/s/ Brian J. Farrell          Director, President and Chief                April 30, 1999
-------------------------
Brian J. Farrell              Executive Officer (Principal
                              Executive Officer)


/s/ Lawrence Burstein         Director                                     April 30, 1999
-------------------------
Lawrence Burstein


/s/ Bruce Jagid               Director                                     April 30, 1999
-------------------------
Bruce Jagid

/s/ Jeffrey C. Lapin          Director                                     April 30, 1999
-------------------------
Jeffrey C. Lapin

/s/ L. Michael Haller         Director                                     April 30, 1999
-------------------------
L. Michael Haller

/s/ James L. Whims            Director                                     April 30, 1999
-------------------------
James L. Whims

/s/ Fred A. Gysi              Vice President-Finance and                   April 30, 1999
-------------------------
Fred A. Gysi                  Administration, Chief Financial
                              Officer and Secretary
                              (Principal Financial Officer and
                              Principal Accounting Officer)

                                INDEX OF EXHIBITS

Exhibit
Number   Description of Exhibit

4.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form
         S-3 filed on January 9, 1998 (File No. 333-32221) (the "S-3
         Registration Statement")).

4.2 Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to Post- Effective Amendment No. 1 to the S-3 Registration
         Statement).

4.3 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998).

4.4      GameFx, Inc. 1997 Stock Option Plan (incorporated by reference to
         Exhibit 4.4 to the Registration Statement on Form S-8 filed on March
         19, 1999 (File No. 333-74747) (the "S-8 Registration Statement")).

4.5      GameFx, Inc. 1997 Stock Option Plan Amended and Restated Notice of
         Stock Option Grant (incorporated by reference to Exhibit 4.5 to the S-8
         Registration Statement).

5*       Opinion of Sidley & Austin.

23.1*    Consent of Deloitte & Touche LLP.

23.2*    Consent of Sidley & Austin (Included in Exhibit 5).

24.1*    Powers of Attorney (Set forth on the signature page hereto).

----------

* Filed herewith